WBI POWER FACTORTM HIGH DIVIDEND ETF (WBIY)
(the “Fund”)

Supplement dated March 4, 2019
to the Summary Prospectuses,
each dated October 31, 2018, as previously supplemented

Effective February 28, 2019, Gary E. Stroik retired from service as a portfolio manager of the Fund.  Accordingly, all references to him in the Summary Prospectus are removed.

Effective March 1, 2019, Steven Van Solkema, Co-Chief Investment Officer of WBI Investments, Inc., has been added as a co-portfolio manager of the Fund. Don Schreiber, Jr., Founder, Chief Executive Officer and Co-Chief Investment Officer of WBI Investments, Inc. and a co-portfolio manager of the Fund since 2016 continues to serve as a co-portfolio manager for the Fund.

Please retain this Supplement with your Summary Prospectuses for future reference.

WBI Power FactorTM High Dividend ETF (WBIY) (the “Fund”)

Supplement dated March 4, 2019
to the Prospectus and Statement of Additional Information (“SAI”),
each dated October 31, 2018, as previously supplemented

Effective February 28, 2019, Gary E. Stroik retired from service as a portfolio manager of the Fund and a member of the Fund’s Valuation Committee.  Accordingly, all references to him in the Prospectus and SAI are removed.

Effective March 1, 2019, Steven Van Solkema, Co-Chief Investment Officer of WBI Investments, Inc., has been added as a co-portfolio manager of the Fund and a member of the Fund’s Valuation Committee.

Don Schreiber, Jr., Founder, Chief Executive Officer and Co-Chief Investment Officer of WBI Investments, Inc. and a co-portfolio manager of the Fund since 2016 continues to serve as a co-portfolio manager for the Fund and a member of the Fund’s Valuation Committee.

The following disclosures regarding the addition of Mr. Van Solkema as a co-portfolio manager and a member of the Fund’s Valuation Committee and the appointment of Scott Kreitz as an Assistant Treasurer of Absolute Shares Trust (the “Trust”) supplement the Prospectus and SAI referenced below:

The section entitled “Management – Portfolio Management” on page 13 of the Prospectus is supplemented as follows:

Co-Portfolio Manager: Steven Van Solkema, Co-Chief Investment Officer, WBI Investments, Inc.
Mr. Van Solkema has served as Co-Chief Investment Officer of WBI Investments, Inc. since March 2019.  He previously served as Chief Operating Officer of Millington Securities, Inc. from April 2014 through February 2019 and Chief Compliance Officer of Millington Securities, Inc. from 2014–2018.  He received an M.B.A. in Finance from New York University – Leonard N. Stern School of Business in 2005 and a B.B.A. in Finance and Investments from City University of New York – Baruch College in 1997.  Mr. Van Solkema has been portfolio manager to the Funds since March 2019.  Mr. Van Solkema earned the Chartered Financial Analyst (CFA®) designation in 2003.

CFA® is a registered trademark owned by the CFA Institute.

The disclosure in the section entitled “Management – The Role of the Board – Trustees and Officers” on page 18 of the SAI is supplemented as follows:

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Other Officers:
Steven Van Solkema 1970	Assistant Treasurer	Since November 2015
Co-Chief Investment Officer, WBI Investments Inc. (March 2019 to present); Chief Operating Officer, Millington Securities, Inc. (June 2014 to February 2019); Chief Compliance Officer, Millington Securities, Inc. (June 2014 to June 2018).

Scott F. Kreitz 1973	Assistant Treasurer	Since March 2019
Chief Operating Officer, Millington Securities, Inc. (March 2019 to Present); Vice President of Operations, Millington Securities, Inc. (2018 to February 2019); Associate Director, Model Risk Governance, RBC Capital Markets (2016 to 2018); Vice President, CCAR Process Oversight & Control Model Risk Management (2015 to 2016), Vice President, Product Control - Independent Valuations (2013 to 2015), Vice President Client Analytics (2010 to 2012) Barclays Capital, Inc.

The disclosure in the section entitled “Management Services” on pages 26-27 of the SAI is supplemented as follows:

Portfolio Managers
The portfolio managers responsible for the day-to-day management of the Fund are Mr. Don Schreiber, Jr., Founder, Chief Executive Officer and Co-Chief Investment Officer of the Sub-Advisor, and Steven Van Solkema, Co-Chief Investment Officer of the Sub-Advisor.  Mr. Schreiber has been a portfolio manager of the Fund since its inception, and Mr. Van Solkema has been a portfolio manager of the Fund since March 2019.

Other Accounts Managed
The following table provides additional information about other portfolios or accounts managed by Mr. Van Solkema as of March 1, 2019.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Steven Van Solkema	11	$681.63 million	0	$0	3,844*	$838.61 million*
*A portion of the separately managed accounts are invested in the Funds. As of March 1, 2019, these accounts have an approximate total asset value of $392 million in the Funds. None of the accounts managed by the portfolio managers pay performance fees.

Material Conflicts of Interest
Don Schreiber, Jr., and Steven Van Solkema also manage separate accounts for advisory clients (“SMA Clients”) of the Sub-Advisor, Other Funds in the Trust. There is a potential conflict with managing multiple SMA Client accounts and the Fund, including conflicts among the investment strategies and trade allocations to the accounts and the Fund. The intention of the Sub-Advisor is to treat the various accounts fairly.  The Sub-Advisor frequently combines or aggregates orders for SMA Clients and the Fund, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Sub-Advisor’s SMA Clients and the Fund improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently.   If the Sub-Advisor combines or aggregates client orders, for those client accounts included in the combined or aggregated orders, transactions for relevant client accounts will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) orders placed for each relevant client account.

Compensation
Compensation paid to Don Schreiber, Jr. and Steven Van Solkema, in their capacity as portfolio managers of the Fund, is not tied directly to performance of the Fund. The portfolio managers receive a fixed base salary and are eligible to receive an annual discretionary bonus. Base salary compensation is reviewed annually. Discretionary compensation may include consideration of Sub-Advisor financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, compliance and risk control, leadership and innovation. These factors are considered collectively by executive management of the Sub-Advisor. A portfolio manager’s aggregate salary compensation is designed to be competitive with the marketplace and further, to reflect the portfolio manager’s relative experience and contribution to the Sub-Advisor. As a shareholder of the parent company of the Advisor and a shareholder of the Sub-Advisor, Mr. Schreiber may also benefit economically from any profits generated by the Advisor and Sub-Advisor. As a shareholder of the parent company of the Advisor, Mr. Van Solkema may also benefit economically from any profits generated by the Advisor

Ownership of Securities
As of June 30, 2018, the dollar range of equity securities in the Fund beneficially owned by the Steven Van Solkema were as follows:

Fund	Steven Van Solkema
WBI Power FactorTM High Dividend ETF	$12,200

Please retain this Supplement with your Prospectus and SAI for future reference.